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                                  EXHIBIT 10.3

                   Amendment to Corporate Revolving Term Loan
             Agreement with Manufacturers and Traders Trust Company
                             dated October 25, 1996













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                               AMENDMENT NO. 3

                                      TO

                 CORPORATE REVOLVING AND TERM LOAN AGREEMENT

        Manufacturers and Traders Trust Company (the "Bank") and C.H. Heist Corp. (the "Borrower") hereby agree as follows:

        1. Loan Agreement. The Bank and the Borrower are parties to a Corporate Revolving and Term Loan Agreement dated December 23, 1993, as amended by Amendment No. 1 dated December 22, 1994, and Amendment No. 2 dated August 21, 1995 (The "Loan Agreement"). The Bank and the Borrower wish to amend the Loan Agreement as set forth herein.

        2. Amendment to Loan Agreement. The Bank and the Borrower hereby agree that the Loan Agreement is amended as follows:

                a. Section 11.dd(i) of the Loan Agreement, as previously modified by Amendment No. 1, is modified so that the reference to "August 1, 1997" is deleted and "August 1, 1998" is substituted in its place.

        3. Except as expressly modified herein, the Loan Agreement otherwise remains unchanged and the Borrower hereby ratifies and reaffirms the Loan Agreement, as amended, and any other documents executed in connection therewith, and agrees that the Loan Agreement and all documents executed in connection herewith are in full force and effect and fully enforceable with their terms and not subject to any offset, claim, counterclaim or defense.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their authorized officers as of the 25th day of October, 1996.

C.H. HEIST CORP.                                MANUFACTURERS AND TRADERS
                                                TRUST COMPANY


By: /s/ John L. Rowley                          By: /s/ Kevin B. Quinn
    ------------------                              ------------------
    John L. Rowley                                  Kevin B. Quinn
    Vice President - Finance                        Banking Officer